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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 18, 2006

                   CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-51446               02-0636095
           (State of                  (Commission             (IRS employer
         Incorporation)               File Number)         identification no.)

                121 South 17th Street
                  Mattoon, Illinois                           61938-3987
       (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (217) 235-3311

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS.

On December 18, 2006, Consolidated Communications Holdings, Inc. (the "Company") issued a press release announcing that the Company's president and chief executive officer, Robert J. Currey, has adopted a trading plan pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934 (the "Exchange Act"). A copy of the press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 8.01 by reference.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.  Description
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99.1         Press release dated December 18, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 18, 2006
                                      Consolidated Communications Holdings, Inc.


                                      By:    /s/ Steven L. Childers
                                             -----------------------------------
                                      Name:  Steven L. Childers
                                      Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press release dated December 18, 2006.